UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2021

VONAGE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-32887	11-3547680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23 Main Street Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 528-2600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 22, 2021, Vonage Holdings Corp., a Delaware corporation (the “Company”), Telefonaktiebolaget LM Ericsson (publ), an entity organized and existing under the Laws of Sweden (“Parent”), and Ericsson Muon Holding Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of the Company by Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement.

The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and an indirect wholly owned subsidiary of Parent (the “Surviving Corporation”). The proposed transaction is expected to be consummated after the required approval by the stockholders of the Company and the satisfaction of certain other customary conditions summarized below.

Merger Consideration

Pursuant to the Merger Agreement, each share of common stock, par value $0.001 per share, of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) Shares owned by Parent or Merger Sub or any of their respective subsidiaries, (ii) Shares owned by the Company as treasury stock, and (iii) Shares held by stockholders who will not have voted in favor of the adoption of the Merger Agreement (as may be amended) and who will have properly exercised appraisal rights in respect of such Shares in accordance with Section 262 of the DGCL) will be converted into the right to receive $21.00 per Share in cash, without interest (the “Merger Consideration”).

Treatment of Equity Awards

Unless otherwise mutually agreed by the parties, or by Parent and the applicable holder, in consultation with the Company, at the Effective Time each outstanding equity award will be treated as follows:

•

Each option to purchase Shares (a “Company Option”) that was granted under the Company’s 2006 Stock Incentive Plan, the Company’s Amended and Restated 2015 Equity Incentive Plan and the Nexmo Inc. 2011 Stock Plan (collectively, the “Company Stock Plans”) and is outstanding as of immediately prior to the Effective Time, whether vested or unvested, (i) if the per Share exercise price of such Company Option is equal to or greater than the Merger Consideration, such Company Option will terminate and be cancelled, without any consideration being payable in respect thereof, and have no further force or effect and (ii) if the per Share exercise price of such Company Option is less than the Merger Consideration, such Company Option will terminate and be cancelled in exchange for the right to receive a lump sum cash payment in the amount equal to (x) the number of Shares underlying the Company Option immediately prior to the Effective Time, multiplied by (y) an amount equal to the Merger Consideration minus the applicable exercise price.

•

Each restricted stock unit that is or was subject to only timed-based vesting conditions (a “Restricted Stock Unit”) that was granted under the Company Stock Plans and is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will terminate and be cancelled in exchange for: (i) with respect to Restricted Stock Units that become vested in accordance with their terms on or prior to the Effective Time but have not yet been paid, the right to receive a lump sum cash payment in the amount equal to (A) the number of Shares underlying such Restricted Stock Unit, multiplied by (B) the Merger Consideration and (ii) with respect to all other Restricted Stock Units, a new cash-based award representing the right to receive an unvested amount in cash equal to (A) the number of Shares underlying such Restricted Stock Unit, multiplied by (B) the Merger Consideration, vesting, subject to the continued employment of the former holder of such Restricted Stock Unit with Parent and its affiliates (including the Surviving Corporation), on the same vesting schedule (including with respect to any terms providing for acceleration of vesting) and otherwise on substantially the same terms as the corresponding Restricted Stock Unit.

•

Each performance restricted stock unit that is or was subject to performance-based vesting conditions (each, a “Performance Restricted Stock Unit”) that was granted under the Company Stock Plans and is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will terminate and be cancelled in exchange for: (i) with respect to Performance Restricted Stock Units with a performance period that ends on or prior to the Effective Time, the right to receive a lump sum cash payment in the amount equal to (A) the number of Shares subject to such Performance Restricted Stock Unit that vested based on the actual level of achievement under the awards, multiplied by (B) the Merger Consideration and (ii) with respect to all other Performance Restricted Stock Units, a new cash-based award representing the right to receive an unvested amount in cash equal to (A) the number of Shares subject to such Performance Restricted Stock Unit that would vest based on the actual level of achievement as of the Effective Time compared against pro-rated performance measures as of the Effective Time, multiplied by (B) the Merger Consideration, vesting, subject to the continued employment of the former holder of such Performance Restricted Stock Unit with Parent and its affiliates (including the Surviving Corporation), on the same time-based vesting schedule (including with respect to any terms providing for acceleration of vesting) and otherwise on substantially the same terms as the corresponding Performance Restricted Stock Unit.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company with respect to, among other things, (i) entity organization, good standing and qualifications, (ii) capital structure, (iii) authorization to enter into the Merger Agreement, (iv) consents and approvals, (v) financial statements, (vi) absence of changes, (vii) litigation, (viii) undisclosed liabilities, (ix) employee benefits, (x) labor matters, (xi) compliance with laws and licenses, (xii) material contracts, (xiii) takeover statutes and the Preservation Plan (as defined below), (xiv) environmental matters, (xv) taxes, (xvi) intellectual property, (xvii) real property, (xviii) customers and suppliers, (xix) affiliate transactions, (xx) insurance and (xxi) brokers. The Merger Agreement also contains customary representations and warranties of Parent with respect to, among other things, (i) entity organization, good standing and qualification, (ii) authorization to enter into the Merger Agreement, (iii) consents and approvals and (iv) financial ability. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement. The representations and warranties made by the Company are qualified by disclosures made in its disclosure schedules and Securities and Exchange Commission (“SEC”) filings.

Covenants

The Merger Agreement also contains customary covenants and agreements, including, among others, covenants and agreements relating to (i) the conduct of the Company’s business between the date of the signing of the Merger Agreement and the closing of the transactions contemplated under the Merger Agreement, (ii) restrictions on the Company’s participation in any discussions or negotiations with any person making any proposal for an alternative transaction, and the requirement that the board of directors of the Company (the “Board”) recommend to its stockholders that they approve the transaction contemplated by the Merger Agreement, in each case subject to certain exceptions and provided that the Board may change its recommendation in certain circumstances specified in the Merger Agreement in response to an unsolicited proposal for an alternative transaction or following an intervening event, (iii) the preparation and filing of a proxy statement on Schedule 14A in preliminary form relating to the meeting of the Company’s stockholders for purposes of approval of the Merger Agreement and the Merger and other transactions contemplated therein and covenants regarding the holding of such stockholders’ meeting, (iv) the Company and Parent’s efforts to obtain approvals from governmental agencies, (v) the protection of, and access to, confidential information of the parties, (vi) employee benefits to be provided to continuing employees after the Effective Time, (vii) payment of expenses, (viii) indemnification and directors’ and officers’ insurance and (ix) cooperation in connection with any debt, equity, equity-linked or other financing of Parent or any of its affiliates in connection with the Merger and the other transactions contemplated thereby.

Conditions to Closing

The parties’ obligations to consummate the Merger are subject to the satisfaction or waiver of customary conditions set forth in the Merger Agreement, including, among others: (i) the adoption of the Merger Agreement by the holders of a majority of the Company’s outstanding Shares, (ii) the expiration of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the obtainment of certain consents and approvals from governmental entities, including from CFIUS (the “CFIUS Clearance”), (iii) the absence of any law or governmental order prohibiting the Merger, (iv) no Company Material Adverse Effect having occurred since the signing of the Merger Agreement and (v) certain other customary conditions relating to the parties’ representations and warranties in the Merger Agreement and the performance of their respective obligations.

Additionally, the obligation of Parent to consummate the Merger is subject to the condition that none of the required consents and approvals from governmental entities or the obtaining of the CFIUS Clearance will have resulted in (A) in the case of regulatory actions necessary to obtain the CFIUS Clearance, a material adverse impact on the Company (or the Surviving Corporation) and its subsidiaries taken as a whole, Parent, or the pro forma Parent (together with the Company and its subsidiaries) (but assuming for this purpose that Parent or the pro forma Parent is the size, and has the aggregate financial and operating metrics, of the Company and its subsidiaries, taken as a whole), including taking into account, for the avoidance of doubt, any material impairment of the prospects or loss of the benefits and/or advantages reasonably expected to be received by Parent from the transactions contemplated hereby; and (B) in the case of all other regulatory actions, a material adverse impact on the combined business of the Company (or the Surviving Corporation) and its subsidiaries, Parent, or the pro forma Parent (together with the Company and its subsidiaries), taken as a whole (a “Substantial Detriment”), and there is no issued order arising under any antitrust or foreign investment laws, including laws relating to the CFIUS, that will expressly impose a Substantial Detriment if the closing of the transaction contemplated by the Merger Agreement would occur. The consummation of the Merger is not subject to any financing contingency.

Termination

The Merger Agreement contains certain termination rights for the Company and Parent, including (i) the right of the Company to terminate the Merger Agreement to concurrently enter into a definitive written Alternative Acquisition Agreement providing for a transaction that constitutes a Superior Proposal, subject to specified limitations, and (ii) the right of Parent to terminate the Merger Agreement if the Board changes its recommendation to the Company stockholders as described in the Merger Agreement or the Company commits a willful breach of the deal protection covenants in Section 6.2 of the Merger Agreement. In addition to the foregoing termination rights, and subject to certain limitations, either party may terminate the Merger Agreement if the Merger is not consummated by May 22, 2022 (the “Termination Date”); provided, that if as of the Termination Date all of the closing conditions, other than any of the conditions related to antitrust or foreign investment laws, are satisfied or waived, or are capable of being satisfied at such time, then either the Company or Parent may, in its respective sole discretion, elect to extend the Termination Date for a period of three (3) months upon written notice to the other party no later than such then-scheduled Termination Date, it being agreed that there will be no more than two (2) such extensions of the Termination Date (not to exceed twelve (12) months after the date of the Merger Agreement), except that no such extensions will be available if such party’s breach of or failure to perform its obligations under the Merger Agreement materially contributed to, or resulted in, the failure to consummate the transactions contemplated thereby by the Termination Date.

The Merger Agreement provides that, upon termination of the Merger Agreement by the Company or Parent upon specified conditions, the Company will be required to pay Parent a termination fee equal to $200,000,000. The Merger Agreement also provides that, in the event that the Merger Agreement is terminated due to the failure to obtain the affirmative vote of the stockholders of the Company, the Company will be required to pay Parent a fee equal to $61,000,000. The Merger Agreement provides further that, in the event that the Merger Agreement is terminated in certain specified circumstances by the Company or Parent due to failure to satisfy certain CFIUS-specific conditions, Parent will be required to pay the Company a termination fee equal to $200,000,000.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement and any related agreements. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger

Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the Merger and pursuant to the Merger Agreement, the Company and American Stock Transfer & Trust Company LLC entered into an amendment (“Amendment No. 1”) to the Tax Benefits Preservation Plan, dated as of June 7, 2012, by and between the Company and American Stock Transfer & Trust Company, LLC (the “Preservation Plan”). Amendment No. 1 amends the Preservation Plan to provide as follows: (i) the definition of an Acquiring Person (as defined in the Preservation Plan) will not include Parent, Merger Sub and their respective affiliates and associates as a result of a Permitted Event, (ii) the Distribution Date, Stock Acquisition Date and Triggering Event (each as defined in the Preservation Plan) are deemed not to occur by virtue of or as a result of any Permitted Event, and (iii) the Rights (as defined in the Preservation Plan) will expire on the earliest of (A) the Expiration Date (as defined in the Preservation Plan), (B) the time at which the Rights are redeemed as provided in the Preservation Plan, (C) the time at which all exercisable Rights are exchanged as provided in the Preservation Plan and (D) immediately prior to the Effective Time, but only if the Effective Time occurs. Other than in connection with the Amendment No. 1, the Preservation Plan remains in full force and effect.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to such amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2021, the Board approved, subject to the entry into the Merger Agreement, an amendment of the Company’s Amended and Restated By-Laws (as amended and restated, the “By-Laws”), adding a new Section 5.9 to include a forum selection clause for adjudication of disputes. The clause provides that unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery lacks jurisdiction, a state court located within the State of Delaware or the federal district court for the District of Delaware) will, to the fullest extent permitted by law, be the sole and exclusive forum for certain specified actions or proceedings, provided that the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any action asserting a claim arising under the Securities Act or the rules and regulations promulgated thereunder.

The foregoing description of the amendment to the By-Laws is qualified in its entirety by the full text of the By-Laws, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 22, 2021, the Company issued a press release regarding the matters described in Item 1.01 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This communication contains forward-looking statements, including statements regarding the effects of the proposed acquisition of the Company by Parent, that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. In addition, other statements in this communication that are not historical facts or information may be forward-looking statements. The forward-looking statements in this communication are based on information available at the time the statements are made and/or management’s belief as of that time with respect to future events and involve risks and uncertainties that could cause actual results and outcomes to be materially different. Important factors that could cause such differences include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; the impact of the COVID-19 pandemic; the competition the Company faces; the expansion of competition in the cloud communications market; risks related to the acquisition or integration of businesses the Company has acquired; the Company’s ability to adapt to rapid changes in the cloud communications market; the nascent state of the cloud communications for business market; the Company’s ability to retain customers and attract new customers cost-effectively; developing and maintaining market awareness and a strong brand; developing and maintaining effective distribution channels; security breaches and other compromises of information security; risks associated with sales of the Company’s services to medium-sized and enterprise customers; the Company’s reliance on third-party hardware and software; the Company’s dependence on third-party vendors; system disruptions or flaws in the Company’s technology and systems; the Company’s ability to comply with data privacy and related regulatory matters; the Company’s ability to scale its business and grow efficiently; the impact of fluctuations in economic conditions, particularly on the Company’s small and medium business customers; the effects of significant foreign currency fluctuations; the Company’s ability to obtain or maintain relevant intellectual property licenses or to protect the Company’s trademarks and internally developed software; fraudulent use of the Company’s name or services; restrictions in the Company’s debt agreements that may limit its operating flexibility; the Company’s ability to obtain additional financing if required; retaining senior executives and other key employees; intellectual property and other litigation that have been and may be brought against us; rapid developments in global API regulation and uncertainties relating to regulation of VoIP services; risks associated with legislative, regulatory or judicial actions regarding the Company’s business products; reliance on third parties for the Company’s 911 services; liability under anti-corruption laws or from governmental export controls or economic sanctions; actions of activist shareholders; risks associated with the taxation of the Company’s business; governmental regulation and taxes in the Company’s international operations; the Company’s history of net losses and ability to achieve consistent profitability in the future; the Company’s ability to fully realize the benefits of its net operating loss carry-forwards if an ownership change occurs; risks associated with the settlement and conditional conversion of the Company’s Convertible Senior Notes; potential effects the capped call transactions may have on the Company’s stock in connection with the Company’s Convertible Senior Notes; certain provisions of the Company’s charter documents; and other factors that are set forth in the “Risk Factors” in the Company’s Annual Report on Form 10-K and in the Company’s Quarterly Reports on Form 10-Q filed with the SEC. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law, and therefore, you should not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to today.

Additional Information and Where to Find It

In connection with the proposed merger, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY

VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO IN THEIR ENTIRETY WHEN FILED WITH THE SEC, AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or upon request by contacting the Company, Investor Relations, via email at ir@vonage.com. The Company’s filings with the SEC are also available on the Company’s website at https://ir.vonage.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 26, 2021 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 19, 2021. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed merger, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed merger.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

2.1*	Agreement and Plan of Merger, by and among Vonage Holdings Corp., Telefonaktiebolaget LM Ericsson (publ) and Ericsson Muon Holding Inc., dated as of November 22, 2021.

3.1	Amendment to the Amended and Restated By-Laws of Vonage Holdings Corp., dated as of November 21, 2021.

4.1	Amendment No 1 to the Tax Benefits and Preservation Plan, by and between Vonage Holdings Corp. and American Stock and Transfer Company LLC, dated as of November 22, 2021.

99.1	Press Release dated November 22, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*

Schedules omitted pursuant to item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2021		VONAGE HOLDINGS CORP.

	By:	/s/ Randy K. Rutherford
Randy K. Rutherford
Chief Legal Officer